SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2008
Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30156
 (Commission File Number)

98-0170247
 (I.R.S. Employer Identification No.)

888 3rd Street, Suite 1000, Calgary, Alberta, T2P 5C5
(Address of principal executive offices)

(800) 755-5815
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.	Registrant’s Business and Operations

Item 1.01 Entry into  a Definitive Agreement

On September 9, 2008, Entheos Technologies entered into three participation agreements as follows:

A. Stahl #1 Well, FAYETTE COUNTY, TEXAS

Pursuant to a Participation Agreement with Leexus Oil LLC dated September 9, 2008, the Company acquired a 20 percent working interest (a 15% revenue interest) in the Stahl #1 Well located Fayette County, Texas, in consideration of the payment of $34,000.

B. Onnie Ray #1 Well, LEE COUNTY, TEXAS

Pursuant to a Participation Agreement with Leexus Oil LLC dated September 9, 2008, the Company acquired a 20 percent working interest (a 15% revenue interest) in the Onnie Ray  #1 Well located Lee County, Texas, in consideration of the payment of $34,000..

C. Haile #1 Well, FRIO COUNTY, TEXAS

Pursuant to a Participation Agreement with Leexus Oil LLC dated September 9, 2008, the Company acquired a 20 percent working interest (a 15% revenue interest) in the Haile  #1 Well located Lee County, Texas, in consideration of the payment of $70,000.

SECTION 2.	Financial Information

None

SECTION 3.	Securities and Trading Markets

None

SECTION 4.	Matters Related to Accountants and Financial Statements

None

SECTION 5.	Corporate Governance and Management

None

SECTION 6.	[Reserved]

N/A

SECTION 7.	Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.	Other Events

None

SECTION 9.	Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Description

10.1	Participation Agreement dated September 9, 2008 with respect to the Stahl #1Well located Fayette County, Texas.

10.2	Participation Agreement dated September 9, 2008 with respect to the Onnie Ray #1 Well located Lee County, Texas.

10.3	Participation Agreement dated September 9, 2008 with respect to the Haile #1Well located Frio County, Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

/s/ Derek Cooper
Derek Cooper
President and Chief Executive Officer

Date: October 24, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2008
Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30156
 (Commission File Number)

Index to Exhibits

10.1	Participation Agreement dated September 9, 2008 with respect to the Stahl #1Well located Fayette County, Texas.

10.2	Participation Agreement dated September 9, 2008 with respect to the Onnie Ray #1 Well located Lee County, Texas.

10.3	Participation Agreement dated September 9, 2008 with respect to the Haile #1Well located Frio County, Texas.